Exhibit 99.3

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT WITH REALIGNED SEGMENTS

December 31, 2005

(Unaudited)

Financial measures that exclude after-tax net capital gains and losses and accumulated other comprehensive income are non-GAAP (Generally Accepted Accounting Principles) measures. To provide investors a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because capital gains and losses are not likely to occur in a stable pattern.

Return on average equity excluding after-tax net capital gains and losses from net income and accumulated other comprehensive income from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both gives investors a broader understanding of return on equity. Measuring return on average equity without accumulated other comprehensive income excludes the effect of market value fluctuations of the Company's fixed maturity securities primarily associated with changes in interest rates. Management believes that measuring return on average equity without accumulated other comprehensive income is important to investors because the turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income are ultimately realizable. Furthermore, for the purpose of calculating this ratio, management believes exclusion of other comprehensive income provides investors a better measure of return.

Certain prior period amounts have been reclassified to conform to the current period’s presentation.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (503)321-6127

Fax: (503)478-5037

Email: jhallin@standard.com

Web site address: http://www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions - except share data)

CONSOLIDATED

						2005				2004
2001	2002	2003	2004	2005		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$150.1	$181.0	$221.4	$264.6	$300.1	Insurance Services	$87.3	$74.8	$75.8	$62.2	$67.8	$69.5	$69.4	$57.9
17.1	16.3	24.9	31.1	30.9	Asset Management	8.0	8.7	7.6	6.6	7.1	8.4	7.9	7.7
(2.7)	(25.3)	(6.5)	(3.7)	(5.4)	Other	(3.7)	2.0	(1.8)	(1.9)	(1.5)	(1.8)	(2.0)	1.6

164.5	172.0	239.8	292.0	325.6	Total income before income taxes	91.6	85.5	81.6	66.9	73.4	76.1	75.3	67.2
58.5	61.0	83.5	92.6	114.5	Income taxes	33.3	29.6	28.3	23.3	22.1	24.1	22.8	23.6

$106.0	$111.0	$156.3	$199.4	$211.1	Net income	$58.3	$55.9	$53.3	$43.6	$51.3	$52.0	$52.5	$43.6

					Net income per common share:
$1.73	$1.89	$2.70	$3.49	$3.81	Basic	$1.07	$1.02	$0.96	$0.77	$0.91	$0.92	$0.92	$0.75
1.72	1.86	2.66	3.45	3.76	Diluted	1.06	1.01	0.95	0.76	0.90	0.91	0.91	0.74

					Share data:
61,106,098	58,871,840	57,979,100	57,192,206	55,465,215	Basic weighted average	54,520,141	54,963,142	55,722,128	56,721,932	56,658,882	56,646,822	57,134,236	58,340,748
61,671,444	59,544,804	58,669,118	57,838,188	56,076,666	Diluted weighted average	55,182,441	55,515,124	56,248,332	57,387,012	57,303,552	57,241,410	57,701,226	59,075,854
59,565,932	58,370,552	58,601,446	56,889,678	54,712,936	At period end	54,712,936	54,734,184	55,341,250	56,688,106	56,889,678	56,884,818	56,739,538	58,308,356

$106.0	$111.0	$156.3	$199.4	$211.1	Net income	$58.3	$55.9	$53.3	$43.6	$51.3	$52.0	$52.5	$43.6
—	(12.6)	6.0	7.4	1.4	After-tax net capital gains (losses)	(0.5)	2.4	0.3	(0.8)	2.3	1.2	1.0	2.9

$106.0	$123.6	$150.3	$192.0	$209.7	Net income excluding after-tax net capital gains (losses)	$58.8	$53.5	$53.0	$44.4	$49.0	$50.8	$51.5	$40.7

$—	$(19.7)	$9.3	$11.5	$2.2	Net capital gains (losses)	$(0.8)	$3.7	$0.5	$(1.2)	$3.5	$1.9	$1.6	$4.5
—	(7.1)	3.3	4.1	0.8	Taxes on net capital gains (losses)	(0.3)	1.3	0.2	(0.4)	1.2	0.7	0.6	1.6

$—	$(12.6)	$6.0	$7.4	$1.4	After-tax net capital gains (losses)	$(0.5)	$2.4	$0.3	$(0.8)	$2.3	$1.2	$1.0	$2.9

					Diluted earnings per common share:
$1.72	$1.86	$2.66	$3.45	$3.76	Net income	$1.06	$1.01	$0.95	$0.76	$0.90	$0.91	$0.91	$0.74
—	(0.22)	0.10	0.13	0.02	After-tax net capital gains (losses)	(0.01)	0.05	0.01	(0.01)	0.04	0.02	0.02	0.05

$1.72	$2.08	$2.56	$3.32	$3.74	Net income excluding after-tax net capital gains (losses)	$1.07	$0.96	$0.94	$0.77	$0.86	$0.89	$0.89	$0.69

$973.7	$1,152.6	$1,309.5	$1,401.1	$1,413.8	Shareholders’ equity	$1,413.8	$1,414.5	$1,449.6	$1,385.8	$1,401.1	$1,389.7	$1,265.6	$1,398.6
33.3	147.4	160.3	136.1	59.8	Accumulated other comprehensive income	59.8	82.7	149.2	86.2	136.1	147.3	79.0	216.4

$940.4	$1,005.2	$1,149.2	$1,265.0	$1,354.0	Shareholders’ equity excluding accumulated other comprehensive income	$1,354.0	$1,331.8	$1,300.4	$1,299.6	$1,265.0	$1,242.4	$1,186.6	$1,182.2

11.2%	10.4%	12.7%	14.7%	15.0%	Net income return on average equity	16.5%	15.6%	15.0%	12.5%	14.7%	15.7%	15.8%	12.9%
11.4	11.4	14.5	16.5	16.1	Net income return on average equity (excluding accumulated other comprehensive income)	17.4	17.0	16.4	13.6	16.4	17.1	17.7	15.0
11.4	12.7	14.0	15.9	16.0	Net Income return on average equity (excluding after-tax net capital gains (losses) and accumulated other comprehensive income)	17.5	16.3	16.3	13.9	15.6	16.7	17.4	14.0
					Book value per common share:
$16.35	$19.75	$22.35	$24.63	$25.84	Including accumulated other comprehensive income	$25.84	$25.84	$26.19	$24.45	$24.63	$24.43	$22.31	$23.99
0.56	2.53	2.74	2.39	1.09	Accumulated other comprehensive income	1.09	1.51	2.69	1.52	2.39	2.59	1.40	3.72

$15.79	$17.22	$19.61	$22.24	$24.75	Excluding accumulated other comprehensive income	$24.75	$24.33	$23.50	$22.93	$22.24	$21.84	$20.91	$20.27

2,255	2,465	2,630	2,770	2,798	Number of employees	2,798	2,768	2,788	2,772	2,770	2,757	2,694	2,656

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2005				2004
2001	2002	2003	2004	2005		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1,215.1	$1,366.8	$1,589.0	$1,654.0	$1,826.5	Premiums	$468.1	$457.1	$453.0	$448.3	$432.4	$417.1	$403.4	$401.1
23.2	23.9	28.4	33.7	43.3	Administrative fees	12.3	11.0	10.4	9.6	8.9	8.7	8.4	7.7
347.1	379.2	435.3	445.3	465.2	Net investment income	119.4	116.8	113.3	115.7	112.1	112.4	110.9	109.9
—	(19.7)	9.3	11.5	2.2	Net capital gains (losses)	(0.8)	3.7	0.5	(1.2)	3.5	1.9	1.6	4.5

1,585.4	1,750.2	2,062.0	2,144.5	2,337.2	Total revenues	599.0	588.6	577.2	572.4	556.9	540.1	524.3	523.2

					Benefits and expenses:
1,017.0	1,117.1	1,297.8	1,291.2	1,392.3	Benefits to policyholders	350.2	352.7	339.9	349.5	334.7	324.3	312.8	319.4
78.7	72.9	75.0	76.5	84.0	Interest credited	22.1	21.2	20.6	20.1	19.9	18.9	19.4	18.3
201.0	243.4	275.3	298.5	340.6	Operating expenses	86.7	82.3	86.6	85.0	82.1	73.7	71.3	71.4
118.3	132.6	144.1	154.4	168.5	Commissions and bonuses	42.3	40.9	40.6	44.7	41.1	37.9	37.4	38.0
22.1	23.0	24.6	29.4	32.0	Premium taxes	8.3	7.8	8.0	7.9	7.5	7.4	7.3	7.2
0.1	5.0	17.5	17.7	18.0	Interest expense	4.6	4.4	4.6	4.4	4.4	4.6	4.3	4.4
(35.7)	(39.1)	(46.6)	(57.7)	(61.6)	Deferral of acquisition costs	(15.5)	(15.4)	(14.2)	(16.5)	(16.5)	(14.0)	(13.7)	(13.5)
19.4	23.3	34.5	42.5	37.8	Amortization of deferred acquisition costs and value of business acquired	8.7	9.2	9.5	10.4	10.3	11.2	10.2	10.8

1,420.9	1,578.2	1,822.2	1,852.5	2,011.6	Total benefits and expenses	507.4	503.1	495.6	505.5	483.5	464.0	449.0	456.0

164.5	172.0	239.8	292.0	325.6	Income before income taxes	91.6	85.5	81.6	66.9	73.4	76.1	75.3	67.2
58.5	61.0	83.5	92.6	114.5	Income taxes	33.3	29.6	28.3	23.3	22.1	24.1	22.8	23.6

106.0	111.0	156.3	199.4	211.1	Net income	58.3	55.9	53.3	43.6	51.3	52.0	52.5	43.6

					Other comprehensive income (loss), net of tax:
28.2	114.8	15.5	(13.3)	(67.5)	Unrealized capital gains (losses) on securities available for sale, net	(18.8)	(65.3)	65.4	(48.8)	(0.9)	63.6	(134.8)	58.8
3.2	(0.7)	(2.6)	(10.9)	(8.8)	Reclassification adjustment for net capital (gains) losses included in net income, net	(4.1)	(1.2)	(2.4)	(1.1)	(10.3)	4.7	(2.6)	(2.7)

31.4	114.1	12.9	(24.2)	(76.3)	Total	(22.9)	(66.5)	63.0	(49.9)	(11.2)	68.3	(137.4)	56.1

$137.4	$225.1	$169.2	$175.2	$134.8	Comprehensive income (loss)	$35.4	$(10.6)	$116.3	$(6.3)	$40.1	$120.3	$(84.9)	$99.7

					Statutory data - insurance subsidiaries:
$118.0	$111.9	$214.2	$275.8	$314.0	Net gain from operations before federal income taxes	$89.4	$92.8	$82.2	$49.6	$77.6	$71.5	$64.1	$62.6
126.8	33.1	138.9	191.5	207.5	Net gain from operations after federal income taxes and before realized capital gains (losses)	54.2	64.5	56.3	32.5	53.8	47.5	55.9	34.3
641.9	817.6	876.1	942.5	968.7	Capital and surplus	968.7	1,068.8	1,026.7	970.0	942.5	960.1	922.0	864.9
44.4	35.8	54.3	73.8	88.2	Asset valuation reserve	88.2	80.4	81.4	76.7	73.8	68.5	63.9	58.0

STANCORP FINANCIAL GROUP, INC.

Financial Results

( In millions)

RESULTS BY SEGMENT

						2005				2004
2001	2002	2003	2004	2005		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$1,208.0	$1,359.7	$1,584.3	$1,650.0	$1,816.4	Insurance Services	$465.6	$452.4	$451.3	$447.1	$431.4	$416.2	$402.2	$400.2
7.1	7.1	4.7	4.0	10.1	Asset Management	2.5	4.7	1.7	1.2	1.0	0.9	1.2	0.9

1,215.1	1,366.8	1,589.0	1,654.0	1,826.5	Total premiums	468.1	457.1	453.0	448.3	432.4	417.1	403.4	401.1

					Administrative fees:
5.1	5.9	6.4	6.9	8.8	Insurance Services	2.8	2.0	2.0	2.0	1.7	1.8	1.8	1.6
22.1	22.4	26.8	32.0	40.6	Asset Management	11.1	10.6	9.8	9.1	8.6	8.2	7.8	7.4
(4.0)	(4.4)	(4.8)	(5.2)	(6.1)	Other	(1.6)	(1.6)	(1.4)	(1.5)	(1.4)	(1.3)	(1.2)	(1.3)

23.2	23.9	28.4	33.7	43.3	Total administrative fees	12.3	11.0	10.4	9.6	8.9	8.7	8.4	7.7

					Net investment income:
234.6	258.3	305.4	302.5	303.3	Insurance Services	76.9	77.0	73.8	75.6	76.2	76.5	75.3	74.5
111.6	116.4	123.1	133.9	140.3	Asset Management	35.9	35.2	34.9	34.3	34.3	33.8	33.1	32.7
0.9	4.5	6.8	8.9	21.6	Other	6.6	4.6	4.6	5.8	1.6	2.1	2.5	2.7

347.1	379.2	435.3	445.3	465.2	Total net investment income	119.4	116.8	113.3	115.7	112.1	112.4	110.9	109.9

—	(19.7)	9.3	11.5	2.2	Net capital gains (losses)	(0.8)	3.7	0.5	(1.2)	3.5	1.9	1.6	4.5

1,585.4	1,750.2	2,062.0	2,144.5	2,337.2	Total revenues	599.0	588.6	577.2	572.4	556.9	540.1	524.3	523.2

					Benefits and expenses:
1,297.6	1,442.9	1,674.7	1,694.8	1,828.4	Insurance Services	458.0	456.6	451.3	462.5	441.5	425.0	409.9	418.4
123.7	129.6	129.7	138.8	160.1	Asset Management	41.5	41.8	38.8	38.0	36.8	34.5	34.2	33.3
(0.4)	5.7	17.8	18.9	23.1	Other	7.9	4.7	5.5	5.0	5.2	4.5	4.9	4.3

1,420.9	1,578.2	1,822.2	1,852.5	2,011.6	Total benefits and expenses	507.4	503.1	495.6	505.5	483.5	464.0	449.0	456.0

					Income (loss) before income taxes:
150.1	181.0	221.4	264.6	300.1	Insurance Services	87.3	74.8	75.8	62.2	67.8	69.5	69.4	57.9
17.1	16.3	24.9	31.1	30.9	Asset Management	8.0	8.7	7.6	6.6	7.1	8.4	7.9	7.7
(2.7)	(25.3)	(6.5)	(3.7)	(5.4)	Other	(3.7)	2.0	(1.8)	(1.9)	(1.5)	(1.8)	(2.0)	1.6

164.5	172.0	239.8	292.0	325.6	Total income before income taxes	91.6	85.5	81.6	66.9	73.4	76.1	75.3	67.2
58.5	61.0	83.5	92.6	114.5	Income taxes	33.3	29.6	28.3	23.3	22.1	24.1	22.8	23.6

$106.0	$111.0	$156.3	$199.4	$211.1	Net income	$58.3	$55.9	$53.3	$43.6	$51.3	$52.0	$52.5	$43.6

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2005				2004
2001	2002	2003	2004	2005		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1,208.0	$1,359.7	$1,584.3	$1,650.0	$1,816.4	Premiums	$465.6	$452.4	$451.3	$447.1	$431.4	$416.2	$402.2	$400.2
5.1	5.9	6.4	6.9	8.8	Administrative fees	2.8	2.0	2.0	2.0	1.7	1.8	1.8	1.6
234.6	258.3	305.4	302.5	303.3	Net investment income	76.9	77.0	73.8	75.6	76.2	76.5	75.3	74.5

1,447.7	1,623.9	1,896.1	1,959.4	2,128.5	Total revenues	545.3	531.4	527.1	524.7	509.3	494.5	479.3	476.3

					Benefits and expenses:
1,000.8	1,098.1	1,284.2	1,278.4	1,372.9	Benefits to policyholders *	345.2	345.8	336.0	345.9	331.4	321.1	309.1	316.8
10.5	4.7	4.9	4.5	8.1	Interest credited	2.4	2.1	2.0	1.6	1.3	0.9	1.2	1.1
167.9	205.3	235.9	253.4	284.2	Operating expenses	70.2	69.3	72.6	72.1	69.2	63.3	60.2	60.7
109.4	122.0	129.9	134.4	148.0	Commissions and bonuses	37.7	35.5	35.6	39.2	35.9	33.2	32.9	32.4
22.1	23.0	24.6	29.4	32.0	Premium taxes	8.3	7.8	8.0	7.9	7.5	7.4	7.3	7.2
(31.6)	(32.7)	(37.3)	(44.9)	(50.1)	Deferral of acquisition costs	(13.3)	(12.1)	(11.2)	(13.5)	(13.4)	(11.0)	(10.6)	(9.9)
18.5	22.5	32.5	39.6	33.3	Amortization of deferred acquisition costs and value of business acquired	7.5	8.2	8.3	9.3	9.6	10.1	9.8	10.1

1,297.6	1,442.9	1,674.7	1,694.8	1,828.4	Total benefits and expenses	458.0	456.6	451.3	462.5	441.5	425.0	409.9	418.4

$150.1	$181.0	$221.4	$264.6	$300.1	Income before income taxes	$87.3	$74.8	$75.8	$62.2	$67.8	$69.5	$69.4	$57.9

					Benefit ratio (including interest credited):*
69.5%	67.9%	68.0%	65.5%	64.9%	% of total revenues	63.7%	65.5%	64.1%	66.2%	65.3%	65.1%	64.7%	66.7%
83.3	81.1	81.4	77.8	76.0	% of total premiums	74.7	76.9	74.9	77.7	77.1	77.4	77.2	79.4
					Statistics (% of total premiums):
13.9%	15.1%	14.9%	15.4%	15.6%	Operating expenses	15.1%	15.3%	16.1%	16.1%	16.0%	15.2%	15.0%	15.2%
12.4	13.3	14.0	16.0	16.5	Income before income taxes	18.8	16.5	16.8	13.9	15.7	16.7	17.3	14.5

*	2001 benefits to policyholders included $5.0 million in pre-tax charges related to the terrorist events of September 11, 2001. The $5.0 million in pre-tax charges were excluded from the benefit ratio.

STANCORP FINANCIAL GROUP, INC.

Insurance Services Segment Statistics

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2005				2004
2001	2002	2003	2004	2005		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Employee Benefits:
					Premiums:
$428.4	$498.0	$606.3	$611.1	$681.0	Life and AD&D	$173.6	$168.4	$170.4	$168.6	$158.5	$151.3	$152.1	$149.2
514.0	583.4	686.1	714.5	780.7	LTD	198.9	193.1	194.7	194.0	184.0	179.9	175.7	174.9
123.7	145.2	162.9	177.8	191.7	STD	49.6	47.5	46.1	48.5	46.6	46.4	42.8	42.0
79.4	71.2	63.9	64.8	73.8	Other	17.6	19.7	18.3	18.2	16.7	16.2	15.6	16.3
(16.0)	(13.5)	(18.6)	(11.7)	(20.2)	Experience rated refunds	(6.2)	(3.0)	(3.0)	(8.0)	(1.8)	(0.4)	(5.1)	(4.4)

$1,129.5	$1,284.3	$1,500.6	$1,556.5	$1,707.0	Total premiums	$433.5	$425.7	$426.5	$421.3	$404.0	$393.4	$381.1	$378.0

					Benefit ratio (including interest credited):*
70.2%	69.1%	69.3%	66.3%	65.7%	% of total revenues	65.2%	65.3%	65.3%	67.0%	65.9%	65.5%	65.9%	68.2%
82.1	80.5	81.3	77.4	75.8	% of total premiums	75.3	75.6	75.0	77.4	76.7	76.4	77.0	79.7
					Statistics (% of total premiums):
13.2%	14.5%	14.2%	14.8%	15.2%	Operating expenses	14.9%	14.9%	15.5%	15.6%	15.6%	14.7%	14.4%	14.6%
11.8	12.3	13.0	15.5	16.0	Income before income taxes	17.2	17.0	16.0	13.8	15.5	16.8	16.5	13.3
					Sales (annualized new premiums) reported at contract effective date:
$102.2	$113.1	$134.6	$118.6	$148.4	Life and AD&D	$42.9	$22.8	$19.5	$63.2	$47.2	$21.0	$12.8	$37.6
93.7	88.0	80.1	133.5	106.4	LTD	31.9	15.3	17.0	42.2	35.4	42.0	12.1	44.0
37.5	42.3	45.5	51.3	43.8	STD	10.8	5.0	5.3	22.7	12.8	12.8	8.4	17.3
14.3	21.0	18.7	26.9	26.3	Other	9.6	7.6	3.5	5.6	9.0	5.7	3.7	8.5

$247.7	$264.4	$278.9	$330.3	$324.9	Total	$95.2	$50.7	$45.3	$133.7	$104.4	$81.5	$37.0	$107.4

					Persistency (% of premiums):**
88.5%	88.0%	89.7%	86.0%	89.4%	Life
89.3	88.1	85.5	87.5	89.9	LTD
79.6	75.6	57.5	72.6	80.3	Dental
87.0	85.1	84.9	83.0	82.9	Other A&H

87.6%	86.9%	85.6%	85.6%	88.2%	Total

					Individual Disability:
$78.5	$75.4	$83.7	$93.5	$109.4	Premiums	$32.1	$26.7	$24.8	$25.8	$27.4	$22.8	$21.1	$22.2

					Benefit ratio:***
62.0%	54.1%	51.1%	54.4%	54.8%	% of total revenues	47.4%	67.4%	49.0%	56.3%	58.1%	60.7%	50.0%	48.1%
100.9	91.1	82.7	83.2	79.2	% of total premiums	65.4	98.1	72.6	82.9	83.6	94.3	79.6	74.8

					Statistics (% of revenue):
15.0%	15.3%	16.5%	15.7%	15.5%	Operating expenses	12.6%	15.2%	17.4%	17.1%	15.5%	15.5%	16.1%	15.9%
13.3	17.8	19.9	15.8	17.0	Income before income taxes	28.7	5.9	20.7	11.1	12.7	9.3	19.3	22.6

$9.6	$11.5	$16.0	$18.9	$21.5	Disability Sales	$5.6	$5.7	$5.8	$4.4	$5.6	$5.0	$4.3	$4.0

92.1%	94.3%	95.1%	95.6%	95.5%	Disability persistency (% of premiums)

*	2001 benefits to policyholders included $4.3 million in pre-tax charges related to the terrorist events of September 11, 2001. The $4.3 million in pre-tax charges were excluded from the benefit ratio.

**	2002, 2003, 2004 and 2005 do not include the block of business assumed from Teachers Insurance and Annuity Association of America effective October 1, 2002.

***	2001 benefits to policyholders included $0.7 million in pre-tax charges related to the terrorist events of September 11, 2001. The $0.7 million in pre-tax charges were excluded from the benefit ratio.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

ASSET MANAGEMENT SEGMENT

						2005				2004
2001	2002	2003	2004	2005		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$7.1	$7.1	$4.7	$4.0	$10.1	Premiums	$2.5	$4.7	$1.7	$1.2	$1.0	$0.9	$1.2	$0.9
22.1	22.4	26.8	32.0	40.6	Administrative fees	11.1	10.6	9.8	9.1	8.6	8.2	7.8	7.4
111.6	116.4	123.1	133.9	140.3	Net investment income	35.9	35.2	34.9	34.3	34.3	33.8	33.1	32.7

140.8	145.9	154.6	169.9	191.0	Total revenues	49.5	50.5	46.4	44.6	43.9	42.9	42.1	41.0

					Benefits and expenses:
16.2	19.0	13.6	12.8	19.4	Benefits to policyholders	5.0	6.9	3.9	3.6	3.3	3.2	3.7	2.6
67.8	67.6	70.1	72.0	75.9	Interest credited	19.7	19.1	18.6	18.5	18.6	18.0	18.2	17.2
32.9	37.7	38.9	43.8	50.9	Operating expenses	13.1	12.6	13.0	12.2	12.1	10.5	10.5	10.7
8.9	10.6	14.2	20.0	20.5	Commissions and bonuses	4.6	5.4	5.0	5.5	5.2	4.7	4.5	5.6
1.1	0.3	0.2	0.1	0.4	Interest expense	0.1	0.1	0.1	0.1	—	—	—	0.1
(4.1)	(6.4)	(9.3)	(12.8)	(11.5)	Deferral of acquisition costs	(2.2)	(3.3)	(3.0)	(3.0)	(3.1)	(3.0)	(3.1)	(3.6)
0.9	0.8	2.0	2.9	4.5	Amortization of deferred acquisition costs	1.2	1.0	1.2	1.1	0.7	1.1	0.4	0.7

123.7	129.6	129.7	138.8	160.1	Total benefits and expenses	41.5	41.8	38.8	38.0	36.8	34.5	34.2	33.3

$17.1	$16.3	$24.9	$31.1	$30.9	Income (loss) before income taxes	$8.0	$8.7	$7.6	$6.6	$7.1	$8.4	$7.9	$7.7

STANCORP FINANCIAL GROUP, INC.

Asset Management Segment Statistics

(Dollars in millions)

ASSET MANAGEMENT SEGMENT

						2005				2004
2001	2002	2003	2004	2005		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Retirement Plans:
$751.6	$784.7	$891.9	$1,028.5	$1,214.1	General account	$1,214.1	$1,173.0	$1,125.4	$1,079.4	$1,028.5	$989.5	$957.4	$913.0
1,019.2	1,018.6	1,685.7	2,338.6	3,007.6	Separate account	3,007.6	2,829.5	2,582.9	2,438.5	2,338.6	2,010.1	1,952.5	1,847.2

$1,770.8	$1,803.3	$2,577.6	$3,367.1	$4,221.7	Assets under management	$4,221.7	$4,002.5	$3,708.3	$3,517.9	$3,367.1	$2,999.6	$2,909.9	$2,760.2

					Statistics:
67.5%	61.4%	60.6%	55.5%	55.0%	Interest credited (% of investment income)	55.7%	55.2%	54.1%	54.8%	55.6%	57.2%	53.4%	55.9%
1.3	1.5	1.3	1.0	0.9	Annualized operating expenses (% of average assets under management)	0.8	0.9	1.0	1.0	1.1	1.0	1.0	1.1
					Individual Annuities:
$702.1	$797.7	$914.9	$1,085.3	$1,143.3	Annuity assets under management	$1,143.3	$1,137.5	$1,110.8	$1,093.0	$1,085.3	$1,051.8	$1,012.2	$973.1
					Statistics:
63.2%	63.0%	62.5%	61.9%	60.9%	Interest credited (% of investment income)	62.7%	60.5%	60.2%	60.4%	62.2%	59.1%	68.2%	58.6%
$62.6	$109.1	$139.4	$184.0	$119.9	Annuity Sales	$22.1	$47.2	$30.6	$20.0	$40.6	$46.2	$42.7	$54.5
					StanCorp Mortgage Investors, LLC:
					Commercial mortgage loans under management:
$2,003.0	$1,989.1	$2,319.8	$2,948.2	$3,101.1	StanCorp and subsidiaries	$3,101.1	$3,045.8	$3,080.9	$3,018.6	$2,948.2	$2,766.6	$2,608.2	$2,376.6
534.9	672.9	677.1	747.9	1,141.9	Other investors	1,141.9	1,032.7	869.3	825.1	747.9	705.8	673.5	677.8

$2,537.9	$2,662.0	$2,996.9	$3,696.1	$4,243.0	Total	$4,243.0	$4,078.5	$3,950.2	$3,843.7	$3,696.1	$3,472.4	$3,281.7	$3,054.4

$430.1	$570.8	$930.6	$1,170.4	$996.4	Commercial mortgage loans originated	$287.7	$245.4	$218.5	$244.8	$297.6	$324.0	$372.0	$176.8
					Total Asset Management Segment:
0.7%	0.7%	0.7%	0.6%	0.6%	Annualized operating expenses (% of average assets under management)	0.6%	0.6%	0.6%	0.6%	0.6%	0.6%	0.6%	0.6%

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2005				2004
2001	2002	2003	2004	2005		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$(4.0)	$(4.4)	$(4.8)	$(5.2)	$(6.1)	Administrative fees	$(1.6)	$(1.6)	$(1.4)	$(1.5)	$(1.4)	$(1.3)	$(1.2)	$(1.3)
0.9	4.5	6.8	8.9	21.6	Net investment income	6.6	4.6	4.6	5.8	1.6	2.1	2.5	2.7
—	(19.7)	9.3	11.5	2.2	Net capital gains (losses)	(0.8)	3.7	0.5	(1.2)	3.5	1.9	1.6	4.5

(3.1)	(19.6)	11.3	15.2	17.7	Total revenues	4.2	6.7	3.7	3.1	3.7	2.7	2.9	5.9

					Benefits and expenses:
0.6	1.0	0.5	1.3	5.5	Operating expenses and other	3.4	0.4	1.0	0.7	0.8	(0.1)	0.6	—
(1.0)	4.7	17.3	17.6	17.6	Interest expense	4.5	4.3	4.5	4.3	4.4	4.6	4.3	4.3

(0.4)	5.7	17.8	18.9	23.1	Total benefits and expenses	7.9	4.7	5.5	5.0	5.2	4.5	4.9	4.3

$(2.7)	$(25.3)	$(6.5)	$(3.7)	$(5.4)	Income (loss) before income taxes	$(3.7)	$2.0	$(1.8)	$(1.9)	$(1.5)	$(1.8)	$(2.0)	$1.6

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2005				2004
2001	2002	2003	2004	2005		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS
					Investments:
$2,700.6	$4,134.4	$4,524.8	$4,412.5	$4,613.2	Fixed maturity securities (available for sale)	$4,613.2	$4,542.0	$4,520.2	$4,406.7	$4,412.5	$4,463.1	$4,411.7	$4,712.7
2,003.0	1,989.1	2,319.8	2,948.2	3,243.7	Commercial mortgage loans, net	3,243.7	3,148.8	3,080.9	3,018.6	2,948.2	2,766.6	2,608.2	2,376.6
72.0	64.6	77.2	72.2	77.7	Real estate, net	77.7	78.2	73.1	72.2	72.2	78.9	79.6	80.3
5.4	5.3	4.6	4.2	4.0	Policy loans	4.0	4.3	4.2	4.2	4.2	4.5	4.5	4.4

4,781.0	6,193.4	6,926.4	7,437.1	7,938.6	Total investments	7,938.6	7,773.3	7,678.4	7,501.7	7,437.1	7,313.1	7,104.0	7,174.0
212.3	206.8	34.5	45.3	53.2	Cash and cash equivalents	53.2	89.4	58.1	46.6	45.3	66.1	44.2	71.9
73.7	79.6	73.3	77.8	81.5	Premiums and other receivables	81.5	81.7	81.1	84.9	77.8	81.0	75.0	76.5
59.4	77.1	82.8	82.7	85.6	Accrued investment income	85.6	87.4	83.7	88.2	82.7	86.5	82.9	86.9
867.5	873.9	871.9	887.9	897.7	Amounts recoverable from reinsurers	897.7	891.2	887.2	883.7	887.9	889.6	890.2	882.4
115.1	190.9	200.7	218.8	245.3	Deferred acquisition costs and value of business acquired, net	245.3	237.8	229.5	226.4	218.8	209.8	208.2	199.4
76.8	74.7	71.3	78.3	86.7	Property and equipment, net	86.7	81.9	80.5	80.8	78.3	74.9	71.8	70.5
72.0	31.5	35.1	45.5	54.5	Other assets	54.5	40.2	38.9	42.2	45.5	41.1	52.0	40.0
1,019.2	1,018.6	1,685.7	2,338.6	3,007.6	Separate account assets	3,007.6	2,829.5	2,582.9	2,438.5	2,338.6	2,010.1	1,952.5	1,847.2

$7,277.0	$8,746.5	$9,981.7	$11,212.0	$12,450.7	Total assets	$12,450.7	$12,112.4	$11,720.3	$11,393.0	$11,212.0	$10,772.2	$10,480.8	$10,448.8

					LIABILITIES AND EQUITY
					Liabilities:
$3,198.5	$4,114.9	$4,294.9	$4,484.6	$4,689.3	Future policy benefits and claims	$4,689.3	$4,637.8	$4,581.5	$4,537.2	$4,484.6	$4,424.4	$4,374.2	$4,333.8
1,728.9	1,864.5	2,100.3	2,400.9	2,649.3	Other policyholder funds	2,649.3	2,607.2	2,534.0	2,466.1	2,400.9	2,333.9	2,269.3	2,183.7
115.3	164.7	153.7	115.1	73.6	Deferred tax liabilities	73.6	90.2	129.6	92.3	115.1	125.0	100.5	177.0
81.5	0.2	2.7	0.2	2.0	Short-term debt	2.0	0.2	0.2	0.2	0.2	0.3	49.6	2.6
9.1	259.0	272.0	258.1	260.1	Long-term debt	260.1	257.9	258.0	258.0	258.1	273.2	273.3	272.0
150.8	172.0	162.9	213.4	355.0	Other liabilities	355.0	275.1	184.5	214.9	213.4	215.6	195.8	233.9
1,019.2	1,018.6	1,685.7	2,338.6	3,007.6	Separate account liabilities	3,007.6	2,829.5	2,582.9	2,438.5	2,338.6	2,010.1	1,952.5	1,847.2

6,303.3	7,593.9	8,672.2	9,810.9	11,036.9	Total liabilities	11,036.9	10,697.9	10,270.7	10,007.2	9,810.9	9,382.5	9,215.2	9,050.2

					Shareholders’ equity:
699.8	665.3	673.4	618.2	530.3	Common stock	530.3	532.2	556.7	609.2	618.2	618.5	614.7	662.8
33.3	147.4	160.3	136.1	59.8	Accumulated other comprehensive income	59.8	82.7	149.2	86.2	136.1	147.3	79.0	216.4
240.6	339.9	475.8	646.8	823.7	Retained earnings	823.7	799.6	743.7	690.4	646.8	623.9	571.9	519.4

973.7	1,152.6	1,309.5	1,401.1	1,413.8	Total shareholders’ equity	1,413.8	1,414.5	1,449.6	1,385.8	1,401.1	1,389.7	1,265.6	1,398.6

$7,277.0	$8,746.5	$9,981.7	$11,212.0	$12,450.7	Total	$12,450.7	$12,112.4	$11,720.3	$11,393.0	$11,212.0	$10,772.2	$10,480.8	$10,448.8

STANCORP FINANCIAL GROUP, INC.

Invested Assets Statistics

(Dollars in millions)

CONSOLIDATED (except as indicated)

						2005				2004
2001	2002	2003	2004	2005		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
$2,700.6	$4,134.4	$4,524.8	$4,412.5	$4,613.2	Total fixed maturity securities:	$4,613.2	$4,542.0	$4,520.2	$4,406.7	$4,412.5	$4,463.1	$4,411.7	$4,712.7
2,454.0	3,701.0	4,119.0	4,018.1	4,108.1	Public	4,108.1	4,066.9	4,067.9	3,998.7	4,018.1	4,064.6	4,015.6	4,294.6
246.6	433.4	405.8	394.4	505.1	Private	505.1	475.1	452.3	408.0	394.4	398.5	396.1	418.1
2,003.0	1,989.1	2,319.8	2,948.2	3,243.7	Commercial mortgage loans, net	3,243.7	3,148.8	3,080.9	3,018.6	2,948.2	2,766.6	2,608.2	2,376.6
72.0	64.6	77.2	72.2	77.7	Real estate, net	77.7	78.2	73.1	72.2	72.2	78.9	79.6	80.3
5.4	5.3	4.6	4.2	4.0	Policy loans	4.0	4.3	4.2	4.2	4.2	4.5	4.5	4.4

$4,781.0	$6,193.4	$6,926.4	$7,437.1	$7,938.6	Total investments	$7,938.6	$7,773.3	$7,678.4	$7,501.7	$7,437.1	$7,313.1	$7,104.0	$7,174.0

					Percent of investments:
56.5%	66.8%	65.3%	59.3%	58.1%	Fixed maturity securities	58.1%	58.4%	58.8%	58.7%	59.3%	61.0%	62.1%	65.7%
41.9	32.1	33.5	39.6	40.8	Commercial mortgage loans, net	40.8	40.5	40.1	40.2	39.6	37.8	36.7	33.1
1.5	1.0	1.1	1.0	1.0	Real estate, net	1.0	1.0	1.0	1.0	1.0	1.1	1.1	1.1
0.1	0.1	0.1	0.1	0.1	Other	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1

					Fixed maturity securities (available for sale):
102.0%	105.9%	106.0%	105.2%	102.1%	Market value as a % of amortized cost	102.1%	103.0%	105.6%	103.2%	105.2%	105.5%	103.0%	107.9%

					Reserve balances:
$3.6	$4.0	$2.6	$2.3	$2.5	Commercial mortgage loans, net	$2.5	$3.5	$3.4	$2.0	$2.3	$2.3	$2.6	$2.2

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED (except as indicated)

						2005				2004
2001	2002	2003	2004	2005		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
6.79%	6.22%	5.94%	5.81%	5.61%	Fixed maturity securities (excluding convertibles)	5.61%	5.65%	5.71%	5.75%	5.81%	5.83%	5.84%	5.81%
8.22	7.94	7.28	6.71	6.46	Commercial mortgage loans, net	6.46	6.51	6.59	6.64	6.71	6.83	6.95	7.18

					Fixed maturity securities:
					Quality rating (as % of fixed maturities):
69.0%	75.3%	75.6%	74.5%	74.6%	A or higher	74.6%	74.4%	75.0%	74.7%	74.5%	75.8%	75.6%	76.6%
28.0	21.2	20.9	21.6	21.6	BBB/Baa	21.6	21.5	20.6	21.5	21.6	20.5	20.8	20.0
2.4	2.1	2.0	2.7	2.7	BB/Ba	2.7	3.1	3.3	2.6	2.7	2.5	2.3	2.0
0.6	1.4	1.5	1.2	1.1	B or lower	1.1	1.0	1.1	1.2	1.2	1.2	1.3	1.4

					Commercial mortgage loans - statutory:
					Sixty day delinquencies:
$—	$—	$—	$7.5	$0.3	Book value	$0.3	$1.1	$1.2	$—	$7.5	$4.2	$3.0	$2.1
—%	—%	—%	0.25%	0.01%	Rates - overall %	0.01%	0.04%	0.04%	—%	0.25%	0.14%	0.11%	0.09%

$—	$—	$1.5	$—	$1.3	Foreclosed during period	$1.3	$—	$—	$—	$—	$—	$—	$—
0.5	—	—	7.5	0.3	In process of foreclosure	0.3	1.1	1.2	—	7.5	4.2	3.0	2.1
—	—	—	7.5	0.3	Included in 60 day delinquencies	0.3	1.1	1.2	—	7.5	4.2	3.0	2.1
5.9	4.6	2.9	2.1	10.1	Net balance of restructured loans	10.1	7.8	7.8	8.0	2.1	2.2	2.2	2.2